                                   % SERIES B
                       CONVERTIBLE CUMULATIVE REDEEMABLE
                   PREFERRED SHARES OF BENEFICIAL INTEREST,
                           PAR VALUE $.001 PER SHARE
                       (LIQUIDATION PREFERENCE EQUAL TO
                               $50.00 PER SHARE)

                                  CENTERPOINT
       NUMBER           PROPERTIES-REGISTERED TRADEMARK-
PB                   [CENTERPOINT LOGO]-SIGNATURE MARK-           SHARES
                    WHERE INDUSTRY WORKS-SIGNATURE MARK-

                                                        ORGANIZED UNDER THE LAWS
                                                        OF THE STATE OF MARYLAND
CENTERPOINT PROPERTIES TRUST
                                                     CUSIP 151895 30 7
THIS CERTIFIES THAT                      SEE REVERSE FOR TRANSFER RESTRICTIONS
                                                  AND CERTAIN DEFINITIONS

IS THE OWNER OF

   FULLY PAID AND NONASSESSABLE PREFERRED SHARES OF BENEFICIAL INTEREST, PAR
                           VALUE $.001 PER SHARE, OF

CENTERPOINT PROPERTIES TRUST TRANSFERABLE ON THE BOOKS OF THE TRUST IN PERSON OR BY DULY AUTHORIZED ATTORNEY ON THE SURRENDER OF THIS CERTIFICATE PROPERLY ENDORSED. THIS CERTIFICATE AND THE SHARES REPRESENTED HEREBY ARE ISSUED AND SHALL BE HELD SUBJECT TO ALL OF THE PROVISIONS OF THE DECLARATION OF TRUST OF THE TRUST, AS THE SAME MAY BE AMENDED. THIS CERTIFICATE IS NOT VALID UNLESS COUNTERSIGNED AND REGISTERED BY THE TRANSFER AGENT AND REGISTRAR.

     WITNESS THE FACSIMILE SEAL OF THE TRUST AND THE FACSIMILE SIGNATURES OF ITS DULY AUTHORIZED OFFICERS.

DATED:

/s/ Paul S. Fisher                 John S. Gates, Jr.

            SECRETARY                      PRESIDENT

COUNTERSIGNED AND REGISTERED:
               FIRST CHICAGO TRUST COMPANY OF NEW YORK
                                           TRANSFER AGENT
                                            AND REGISTRAR

BY

                                      AUTHORIZED SIGNATURE

  CENTERPOINT PROPERTIES TRUST
           [SEAL]
          MARYLAND
            1997

    AMERICAN BANK NOTE COMPANY
       680 BLAIR MILL ROAD
        HORSHAM, PA 19044
         (215) 657-3480

SALES: P. SHEERIN: 1-708-599-0404

                   CENTERPOINT PROPERTIES TRUST

The securities represented by this certificate are subject to restrictions on transfer for the purpose of the Trust's maintenance of its status as a real estate investment trust under the Internal Revenue Code of 1986, as amended. Except as otherwise provided pursuant to the Declaration of Trust of the Trust, no person may Beneficially Own Common Shares or Preferred Shares in excess of 9.8% (or such greater percentages as may be determined by the Trustees of the Trust) of the number or value of the outstanding Equity Shares of the Trust (unless such person is an Existing Holder). Any Person who attempts or proposes to Beneficially Own Common Shares or Preferred Shares in excess of the above limitation must notify the Trust in writing at least 15 days prior to such proposed or attempted transfer. All capitalized terms in this legend have the meanings defined in the Declaration of Trust of the Trust, a copy of which, including the restrictions on transfer, will be sent without charge to each shareholder who so requests. If the restrictions on transfer are violated, the securities represented hereby will be designated and treated as shares of Excess Shares which will be held in trust by the Trust.

ON WRITTEN REQUEST TO THE TRANSFER AGENT, THE TRUST WILL FURNISH WITHOUT CHARGE TO ANY SHAREHOLDER A COPY OF THE DECLARATION OF TRUST OF THE TRUST, AS MAY BE AMENDED FROM TIME TO TIME, INCLUDING THE RESTRICTIONS ON OWNERSHIP AND TRANSFER. IN ADDITION, THE TRUST WILL FURNISH WITHOUT CHARGE TO ANY SHAREHOLDER, ON WRITTEN REQUEST TO THE TRANSFER AGENT, A FULL STATEMENT OF
(1) THE DESIGNATIONS AND PREFERENCES, CONVERSIONS AND OTHER RIGHTS, VOTING POWERS, RESTRICTIONS, LIMITATIONS AS TO THE DIVIDENDS, QUALIFICATIONS, AND TERMS AND CONDITIONS OF REDEMPTION OF THE SHARES OF EACH CLASS WHICH THE TRUST IS AUTHORIZED TO ISSUE AND (2) THE AUTHORITY OF THE TRUST TO ISSUE ANY PREFERRED OR SPECIAL CLASS IN SERIES, THE DIFFERENCES IN THE RELATIVE RIGHTS AND PREFERENCES BETWEEN THE SHARES OF EACH SERIES TO THE EXTENT THAT THEY HAVE BEEN SET AND THE AUTHORITY OF THE TRUSTEES TO SET THE RELATIVE RIGHTS AND PREFERENCES OF SUBSEQUENT SERIES.

    The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM -- as tenants in common
TEN ENT -- as tenants by the entireties
JT TEN  -- as joint tenants with right of survivorship
           and not as tenants in common

UNIF GIFT MIN ACT -- ________________ Custodian _________________
                        (Cust)                      (Minor)
                     under Uniform Gifts to Minors
                     Act _________________________
                                 (State)

    Additional abbreviations may also be used though not in the above list.


                                 ASSIGNMENT

For value received, ______________________hereby sell, assign and transfer unto


(Please insert U.S. social security or other identifying number of Assignee)


_______________________________________________________________________________
(Please print or typewrite name and address, including zip code, of assignee)

_______________________________________________________________________________
Shares of beneficial interest represented by the within Certificate, and do hereby irrevocably constitute and appoint

______________________________________________________________________Attorney,
to transfer the Shares on the books of the within-named Trust, with full power of substitution in the premises.

Dated: ___________________________   Signature: _______________________________
                                                NOTE: The signature to this
                                                Assignment must correspond with
                                                the name as written upon the
                                                face of this Certificate in
                                                every particular, without
                                                alteration or enlargement or
                                                any change whatever.